UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: July 18, 2005

Date of Report: July 18, 2005

Ferrellgas Partners, L.P.

Ferrellgas Partners Finance Corp.

Ferrellgas, L.P.

Ferrellgas Finance Corp.

(Exact name of registrants as specified in their charters)

Delaware Delaware Delaware Delaware	001-11331 333-06693 000-50182 000-50183	43-1698480 43-1742520 43-1698481 14-1866671
(States or other jurisdictions of incorporation or organization)	Commission file numbers	(I.R.S. Employer Identification Nos.)

7500 College Blvd., Suite 1000, Overland Park, KS 66210

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (913) 661-1500

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINICPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) Departure of a Principal Officer

Ron M. Logan, Jr., Senior Vice President of Ferrellgas, Inc.’s Houston-based operations, has announced today his intention to leave the company effective July 31, 2005. Mr. Logan has agreed to make himself available on a consulting basis to assist with the transition of his responsibilities for a period of six months. Ferrellgas, Inc. is the general partner of Ferrellgas Partners, L.P. and Ferrellgas, L.P.

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FERRELLGAS PARTNERS, L.P. By: Ferrellgas, Inc., its general partner
Date: July 18, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS PARTNERS FINANCE CORP.
Date: July 18, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS, L.P. By: Ferrellgas, Inc., its general partner
Date: July 18, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS FINANCE CORP.
Date: July 18, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer